UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2009

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26339	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 11, 2009, the Board of Directors (the "Board") of Juniper Networks, Inc. (the "Company") designated Gene Zamiska to serve as the Company’s principal accounting officer. Mr. Zamiska, age 47, has served as the Vice President of Finance and Corporate Controller of Juniper Networks since December 2007. From February 1989 through November 2007, Mr. Zamiska served in various roles in the finance department of Hewlett Packard Company, a provider of technology hardware, software and services, most recently serving as Senior Director of Finance for Hewlett Packard’s consulting and integration division and Senior Director of Finance and Assistant Corporate Controller. Mr. Zamiska holds a BS in Business-Accounting from the University of Illinois, Champaign-Urbana.

(e) On February 11, 2009, the Compensation Committee of the Board adopted the 2009 Annual Incentive Plan, a cash bonus plan in which the Company’s named executive officers participate. Under the 2009 Annual Incentive Plan, each named executive officer has an incentive target specified for that individual which is expressed as a percentage of base salary, ranging between 150% and 75%. Bonus determinations under the plan will be based on achievement of specified objectives during the year, with the portion of incentive target allocated to objectives as follows:

• 70% based on the Company’s revenue growth and the Company’s operating margin
• 30% based on achievement of other specified strategic goals

However, in the case of a general manager of a business group, such as the Company’s Infrastructure Products Group or Service Layer Technology Business Group, the incentive is based as follows:

• 50% based on the business group’s revenue growth and the business group’s operating margin
• 20% based on the Company’s revenue growth and the Company’s operating margin
• 30% based on achievement of other specified strategic goals

The incentive amounts paid after the end of 2009 will depend on the level of achievement of each objective and range between zero and 200% of the target incentive allocated to each element. Target incentive percentages for the Company’s named executive officers (including its principal executive officer and principal financial officer) were not changed compared to 2008 and continue at previously disclosed levels.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

February 18, 2009	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Senior Vice President and General Counsel